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                                                                February 1, 2002

                             [LOGO] FIRSTHAND(R)


                               FIRSTHAND FUNDS

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2001 (THE "PROSPECTUS")

The following information supplements or replaces the information contained in the Prospectus:

Shares of Firsthand Funds' Technology Value Fund, Technology Innovators Fund, Technology Leaders Fund, The Communications Fund, The e-Commerce Fund, and Global Technology Fund (collectively, the "Funds") are offered for sale in the Prospectus. The Board of Trustees has named the existing shares of the Funds "Investor Class" shares and has voted to create a new class of shares for certain Funds called "Advisor Class" shares, which will be offered in a separate prospectus.